 Exhibit 32.2

CERTIFICATION OF THE CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Great Lakes Bancorp, Inc. (the "Company") on Form 10-Q for the period ended September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael J. Rogers, Chief Financial Officer, certify to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and,

(2)

21: The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented therein.

November 8, 2006

/s/ Michael J. Rogers
Michael J. Rogers
Executive Vice President and Chief Financial Officer
Principal Financial Officer